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                                                                    EXHIBIT 32.2

                  CERTIFICATION OF CHIEF FINANCIAL OFFICER
                          W-H ENERGY SERVICES, INC.
                     PURSUANT TO 18 U.S.C. SECTION 1350


        In connection with the annual report on Form 10-K for the period ended December 31, 2003 filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey L. Tepera, the Chief Financial Officer of W-H Energy Services, Inc. (the "Company"), hereby certify, to my knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         /s/  Jeffrey L. Tepera
                                    -----------------------------------------
                                    Name: Jeffrey L. Tepera
                                    Date: March 12, 2004


This certification is furnished solely to comply with the requirements of Rule 13a-14(b) under the Securities Exchange Act of 1934 and 18 U.S.C. section 1350, is subject to the knowledge standard contained therein and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.